Exhibit 10.17

                              CONSULTING AGREEMENT

           THIS AGREEMENT is made effective this __day of June, 2005.


BETWEEN;

     MidNet. (USA) Inc. a body incorporated under the Laws of Nevada, having its head office at Suite 220, 1495 Ridgeview Drive, Reno, NV 89509

     (hereinafter called the "Company")

                                                 OF THE FIRST PART


     Logic's Consulting Inc., a body incorporated under the Laws of California, having its head office at 8390 Miramar Place, Ste. A San Diego, CA 92121

     (hereinafter. called the "LCI")

                                                 OF THE SECOND PART

WHEREAS:

A.   LCI is a Business Development Consultant;

B. The Company is desirous of retaining the services of LCI, and LCI has agreed to serve the Company as an independent Consultant serving the Company, upon the terms and conditions hereinafter set forth;

     FOR VALUABLE CONSIDERATION it is hereby agreed as follows:

Section 1 - Services

1.01 Subject to sections 2, 3 and 9 hereof and to the control and direction of the Chairman of the Company, the Company hereby retains LCI to perform the following services

1.02 LCI shall make itself available for consultation and strategic advice during the term of this agreement.

1.03 LC1 shall devote such time and effort to the affairs of Company as is reasonable and adequate to render the Sevices contemplated by this Agreement.

1.04 LCI shall introduce, identify and seek security industry professionals who could provide services necessary for the Company to meet its objectives.

1.05 LCI shall provide such other services as the Company may reasonably request, consistent with the provisions of this Agreement.

1.06 During the Term, LCI shall provide the "Services" to the Company in a timely manner.

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Section 2 - Presentations, Warranties and Covenants

2.01 LCI is not a broker-dealer, investment advisor, or associated person of either, and hence is not responsible for the performance of any Services that would subject it to federal or state registration or licensing requirements relating to broker-dealer, investment advisors and their associated persons.

2.02 LCI is not responsible for the performance of any Services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of a Certified Public Accountant, attorney, or broker-dealer.

2.03     LCI cannot guarantee  results en behalf of its resources  introduced to
         MidNet,   but  shall  pursue  all  reasonable   avenues   available  to
         successfully provide the Services contemplated herein.

2.04 LCI shall use its best efforts, working time, attention and ability in the performance of the Services. Furthermore, LC agrees that it will not provide like Services to any competitor of MidNet during the term of this Agreement.

Section 3 - Term of Contract

3.01 The term of this Agreement (the 'Term') shall commence June _, 2005 arid will be ongoing for a minimum of twelve months or until severed by mutual agreement or as stated in secticn 6 following an initial six months period.

Section 4 - Compensation

4.01 During the term of this Agreement, MidNet shall pay, on a timely basis, LCI a fee (the "Fee") of $5,000.00 per month against invoices for services provided to the Company and performed by LCI during the respective calendar month, LCI accepts the amount specified as payment in full for all services to be provided by LCI and LCI's employees.

4.02 On behalf of LCI and LCI's employees, LCI hereby waives any claim for step-up fees, bonus, benefits [e.g. dental, medical, disability, life Insurance, company pension], vacation pay, holiday pay or other additional remuneration or compensation whatsoever, except as otherwise agreed to from time to time.

4.03 LCI shall invoice MidNet on a monthly basis in advance for services rendered.

4.04 LCI shall be responsible for the payment of its own taxes on income and other remittances as shall be required by any governmental entity with respect to the "Fee"

4.05 LCI shall indemnify and hold MidNet Inc. harmless from and against any and all taxes, interest, penalties, claims, liabilities, damages or expenses incurred directly or indirectly by MidNet Inc. and arising from or with respect to any failure by MidNet Inc. to withhold income taxes and / or any other legally required deductions from any amounts paid to or in respect of LCI or LCI's employees

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Section 5 - Intellectual Property / Confidentiality

5.01 LCI shall not, either during the Term or at any time reasonable thereafter, disclose the private affairs of the Company, or any secrets of the Company to any person other than the Directors of the Company and shall not (either during the Term or at any reasonable time thereafter) use for LCI's own purposes, or for any purpose other than those of the Company, any information LCI may acquire in relation to the business and affairs of the Company.

5.02 LCI shall well and faithfully serve the Company during the Term and, subject to section 9.01 hereof, use its best efforts to promote the interests of the Company.

Section  6 - Termination

6.01     This  Agreement may be terminated by either party at any time on thirty
         (30) days prior written notice following the initial six months period.

6,02 After notice, the Company at its option, may waive the requirement that LCI continue to provide the Services during the applicable notice period or LCI, at its option, may discontinue providing the Services during the applicable notice period; but, in arty event, the Company shall continue to pay the Fee during the applicable notice period.

Section  7 - Assignment

7.01 The services to be performed by LCI pursuant hereto are personal in character, and except that LCI shall be at liberty to assign this Agreement. with notice, to a company controlled by him, neither this Agreement nor any rights or benefits arising hereunder are assignable by LCI without the previous written consent of the Company.

7.02 The provisions of this Agreement shall enure to the benefit of and be binding upon LCI, the Company and their respective successors and assigns. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity, which at any time, whether by merger, purchase or otherwise, stall acquire all or substantially all of the assets or business of LCI or the Company, as the case may be.

Section  8- Notice

8.01 Any notice in writing required or permitted to be given to LCI hereunder shall be sufficiently given if delivered or faxed to LCL or mailed by registered mail, postage prepaid, addressed to LCI at its address as shown on page 1 hereof. Any such notice mailed in Canada as aforesaid shall be deemed to have been received by LCI on the third business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be sufficiently given if delivered or faxed to the Company or melted by registered mail, postage prepaid, addressed to the Company at its address as shown on page 1 hereof. Any such notice mailed in Canada as aforesaid shall be deemed to have been received by the Company on the third business day fallowing the date of mailing. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

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Section  9 - Indemnification

9.01 MidNet shall indemnify, defend and hold harmless LC1 and its employees against any and all claims, demands, suits, judgments, expenses incurred therein, attorneys' fees, damages and obligations arising out of the performance of LCI and its employees under this Agreement.

Section  10 - Governing Law

10.01 This Agreement shalt be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada and the parties hereby irrevocably attorn to the jurisdiction of the courts of such State for this purpose.

Section  11 - Complete Agreement

11.01 If any provision, word or clause of this Agreement shall be held to be illegal. invalid or unenforceable for any reason, such illegality, invalidity or unenforceability shall not affect the remaining provisions of this Agreement which shall be fully severable, and this Agreement shall be construed and enforced without regard to such illegal, invalid or unenforceable provision. This Agreement constitutes the entire agreement between the parties hereto in respect of the subject matter hereof and hereby supersedes any other such oral or written agreements between the parties.

     IN WITNESS WHEREOF this Agreement has been executed as of the day, month and year first above written.


MIDNET INC. Authorized Signatory

Tilo Kunz, Pres/CEO
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Print Name and Title


WITNESS: -_________________________________________ Signature


Per: /s/ Shawn Casias                               Authorized Signature
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Shawn Casias
8390 Miramar Place, Suite A
San Diego, CA 92121                                 Print Name and Title Address


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                                                    Occupation

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